UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2008

MARATHON ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-32983	40-4813290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Park Avenue, 5th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(212) 993-1670 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 12, 2008, Marathon issued a press release announcing its stockholders approved the proposed merger by and among Marathon, GSL Holdings, Inc., CMA CGM S.A. and Global Ship Lease, Inc. at the special meeting held on August 12, 2008. All of the additional proposals presented at the special meeting were also approved by Marathon stockholders. A copy of the press release described above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release dated August 12, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON ACQUISITION CORP.

Date: August 12, 2008	By:	/s/ Michael S. Gross

Name: Michael S. Gross
Title: Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press release dated August 12, 2008